Ticker Symbol: CNCVX


                         ACM Convertible Securities Fund

                 (formerly Ariston Convertible Securities Fund)

                                   PROSPECTUS

                                   May 1, 2003


                              INVESTMENT OBJECTIVE:
                                  Total Return



                        40 Lake Bellevue Drive, Suite 220
                           Bellevue, Washington 98005

               For Information, Shareholder Services and Requests:
                            Toll Free (888) 387-2273
























The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
         RISK/RETURN SUMMARY..........................................1

         FEES AND EXPENSES OF INVESTING IN THE FUND...................4

         HOW TO BUY SHARES............................................4

         HOW TO REDEEM SHARES.........................................6

         DETERMINATION OF NET ASSET VALUE.............................8

         DIVIDENDS, DISTRIBUTIONS AND TAXES...........................8

         MANAGEMENT OF THE FUND......................................10

         OTHER INVESTMENT INFORMATION................................10

         FINANCIAL HIGHLIGHTS........................................12

         PRIVACY POLICY..............................................13

         FOR MORE INFORMATION................................BACK COVER

                               RISK/RETURN SUMMARY

ACM Convertible Securities Fund
Investment Objective

     The investment objective of the ACM Convertible Securities Fund is total return.

Principal Strategies

     The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of convertible securities (i.e., convertible into shares of common stock). Types of convertible securities include convertible bonds, convertible preferred stocks, exchangeable bonds, zero coupon bonds and warrants. The convertible securities acquired by the Fund may include a significant amount of high yield securities (commonly known as "junk bonds") rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Service ("S&P") or, if unrated, of comparable quality in the opinion of the advisor.

     Convertible securities are considered by the advisor to be an attractive investment vehicle for the Fund because they combine the benefits of higher and more stable income than the underlying common stock generally provides, with the potential of profiting from an appreciation in the value of the underlying security. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, the investor may benefit from the increase in the market price of the underlying common stock. The Fund's advisor selects convertible securities based on the business fundamentals (such as earnings growth and revenue growth) of the underlying company and its industry, overall portfolio diversification goals and creditworthiness of the underlying company. Common stock received upon conversion or exchange of such securities will either be sold in an orderly manner or held by the Fund. The Fund will generally hold the common stock when the favorable business fundamentals used in selecting the convertible security are still intact and overall portfolio diversification is enhanced by keeping the common stock in the portfolio. Under normal circumstances, at least 80% of the Fund's assets will be invested in convertible securities, and common stocks that were convertible securities at the time of purchase. The Fund may not change this investment policy without at least 60 days prior written notice to shareholders.

     While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

     The Fund may sell a security if the Fund's advisor believes that the business fundamentals of the underlying common stock and its convertible security are deteriorating, the convertible security is called, there are more attractive alternative issues, general market conditions are adverse, or to maintain portfolio diversification.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's strategy may fail to produce the intended results.

o Company Risk. When the market price of a common stock underlying a convertible security decreases in response to the activities and financial prospects of the company, the value of the convertible security may also decrease. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than the Fund that is not overweighted in that sector. The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.

o Interest Rate Risk. The value of your investment may decrease when interest rates rise. Convertible securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o High Yield Risk. The Fund may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in junk bonds. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund's ability to sell its junk bonds (liquidity risk). See "High Yield Debt Securities" for a more detailed discussion of these lower rated securities.

o Credit Risk. The issuer of the convertible security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If the issuer defaults and the value of the security declines, the Fund's share price may decline.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be suitable for:

o Long-term investors seeking a fund with a total return strategy o Investors who can tolerate the greater risks associated with junk bonds


How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. On January 3, 2003, the Fund acquired the assets and liabilities of the Ariston Convertible Securities Fund, a series of Ameriprime Funds, in a tax free reorganization. On April 30, 1999, the predecessor fund acquired the assets and liabilities of the Lexington Convertible Securities Fund in a tax-free reorganization. The Fund is a continuation of both predecessor funds and, therefore, the bar chart shows changes in the predecessor funds' returns. The table shows how the predecessor funds' average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

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                            Year-by-Year Total Return


                             For the last ten years
                                [OBJECT OMITTED]

                1993 - 6.53%     1994 - 1.30%      1995 - 18.63%
                1996 - 4.89%     1997 - 13.16%     1998 - 2.09%
                1999 - 94.61%    2000 - -1476%     2001 - -26.23%
                2002 - -29.77%


      The Fund's return for the most recent quarter ended March 31, 2003 was 3.89%.

      During the period shown, the highest return for a quarter was 67.46% (Q4, 1999); and the lowest return was -28.02% (Q1, 2001).

         Average Annual Total Return (for the periods ended 12/31/2002):

                                                                          1 Year             5 Years             10 Years
                                                                          ------             -------             --------
The Fund
    Return Before Taxes                                                   -29.77%             -1.89%               3.21%
    Return After Taxes on Distributions1                                  -29.77%             -2.61%               1.89%
    Return After Taxes on Distributions
      and Sale of Fund Shares1                                            -18.13%              0.51%               3.14%
Indexes (reflects no deductions for fees, expenses or taxes)2
    S&P 500 Index                                                         -22.09%             -0.59%               9.33%
    NASDAQ Composite Index                                                -31.26%             -2.88%               7.35%
    Russell 2000 Index                                                    -20.48%             -1.36%               7.16%
    Lehman Brothers Government/Credit Bond Index                           11.02%              7.61%               7.61%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2 The S&P 500 Index and the NASDAQ Composite Index will replace the Russell 2000
Index and the Lehman Brothers Government/Credit Bond Index because the Fund's advisor believes that these Indexes are more appropriate comparisons.


                   FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee1.............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................2.22%
Distribution (12b-1) Fees..................................................0.00%
Other Expenses ............................................................0.15%
Total Annual Fund Operating Expenses.......................................2.37%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.



Example:

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

             1 year           3 years           5 years           10 years
            ---------         --------         ---------          --------

              $249              $765            $1,308             $2,789


                                HOW TO BUY SHARES

     The minimum initial investment in the Fund is $1,000 and the minimum subsequent investments are $50. The Fund may waive these minimums for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this prospectus); and
o a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail: ACM Convertible Securities Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110


Overnight: ACM Convertible Securities Fund
           c/o Unified Fund Services, Inc.
           431 North Pennsylvania Street
           Indianapolis, Indiana 46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (888) 387-2273 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington National Bank
      ABA #0440-0002-4
      Attn: ACM Convertible Securities Fund
      Fund Name__________________________
      Account Name_______________________(write in shareholder name) For the Account #__________________(write in account number) D.D.A. # 01892204576

      You must provide a signed application to Unified Fund Services at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of any Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to the
                                     ACM Convertible Securities Fund

Checks should be sent to the ACM Convertible Securities Fund at the address listed under the heading "How to Buy Shares- Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Distribution Plan

      The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund's advisor does not intend to activate the Plan through December 31, 2003.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.


                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Wire transfer fees will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 of 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: ACM Convertible Securities Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, IN 46206-6110


Overnight: ACM Convertible Securities Fund
           c/o Unified Fund Services, Inc.
           431 North Pennsylvania Street
           Indianapolis, Indiana 46204

       Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (888) 387-2273 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 387-2273. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 387-2273. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

      The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

         Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

         The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

         Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

         You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:


Summary of Certain Federal Income Tax Consequences for Taxable Accounts

Type of Transaction                          Tax Status
-------------------                          ----------

Income dividends                             Ordinary income rate

Short-term capital gain distributions        Ordinary income rate

Long-term                                    capital gain distributions Capital
                                             gains rate- maximum 20% on
                                             non-corporate taxpayers; in certain
                                             cases, capital gain distributions
                                             relating to assets held more than
                                             five years are taxable at even
                                             lower capital gains rates

Sales of shares
(including redemptions) owned                Long-term capital gains or losses
more than one year                           (capital gains rate - maximum 20%
                                             on non-corporate taxpayers; in
                                             certain cases, shares owned more
                                             than five years are subject to even
                                             lower capital gains rates)

Sales of shares
(including redemptions) owned                Gains are taxed at the same rate
for one year or less                         as ordinary income; losses are
                                             subject to special rules

         If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

         If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

         Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND

      Ariston Capital Management Corporation, 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005 serves as investment advisor to the Fund. The advisor was founded in 1977 and provides investment management to client portfolios that include individuals, corporations, pension and profit sharing plans and other qualified retirement plan accounts, and as of March 31, 2003 managed approximately $14.6 million in assets.

      Richard B. Russell, President and controlling shareholder of the advisor, has been primarily responsible for the day-to-day management of the Fund's (including a predecessor fund's) portfolio since inception in 1988. Mr. Russell is a graduate of the School of Business at the University of Washington and has completed additional training at the New York Institute of Finance. He has spent his entire professional career as an independent money manager, dating from 1972. Before founding Ariston in 1977, he was a full-time manager of private family assets. Since 1977, Mr. Russell's primary responsibilities have been portfolio management and investment research.

      Under the terms of the Fund's management agreement, the advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of the non-interested person trustees, extraordinary expenses and any 12b-1 fees. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.25% of the average daily net assets of the Fund, less expenses and fees described above. During the fiscal year ended December 31, 2002, the predecessor fund paid the advisor a fee equal to 2.22% of its average daily net assets.

      The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.


                          OTHER INVESTMENT INFORMATION

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, U.S. government securities, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Convertible Securities

      Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer's capital structure and they are usually of higher quality and normally entail less risk than the issuer's common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

High Yield Debt Securities

      High yield debt securities in which the Fund may invest are commonly referred to as "junk bonds." The economy and interest rates affect junk bonds differently from other securities. The prices of junk bonds have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security defaulted, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of junk bonds and the Fund's net asset value. To the extent that there is no established retail secondary market, there may be thin trading of junk bonds, and this may have an impact on the advisor's ability to accurately value junk bonds and on the Fund's ability to dispose of the securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

      There are risks involved in applying credit ratings as a method for evaluating junk bonds. For example, credit ratings evaluate the safety of principal and interest payments, not market value of junk bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the advisor will continuously monitor the issuers of junk bonds in the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the financial performance of the Fund's predecessor funds. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The table includes financial information of the Lexington Convertible Securities Fund for the fiscal years ended December 31, 1997 and 1998, which was audited by its independent auditors. The table also includes fianancial information of the Ariston Convertible Securities Fund for the fiscal years ended December 31, 1999, through 2002 audited by McCurdy & Associates CPA's, Inc., whose report, along with the predecessor funds' financial statements, are included in the annual report, which is available from the Fund upon request.



                                              Year             Year              Year             Year               Year
                                             Ended             Ended            Ended             Ended              Ended
                                            12/31/02         12/31/01          12/31/00         12/31/99    (a)    12/31/98
                                        ----------------- ---------------- ----------------- ----------------   ----------------

Selected Per Share Data
Net asset value, beginning of period      $       15.72      $      21.31     $     25.00       $     15.36        $      15.08
                                        ----------------- ---------------- ----------------- ----------------   ----------------
Income from investment operations

 Net investment income (loss)                     (0.27)            (0.52)           (0.58)            (0.11)              0.00
 Net realized and unrealized gain (loss)          (4.41)            (5.07)           (3.11)            14.49               0.31
                                        ----------------- ---------------- ----------------- ----------------   ----------------
Total from investment operations                  (4.68)            (5.59)           (3.69)            14.38               0.31
                                        ----------------- ---------------- ----------------- ----------------   ----------------
Less Distributions to shareholders:

  From net investment income                       0.00              0.00             0.00              0.00               0.00
  From net realized gain                           0.00              0.00             0.00             (4.74)             (0.03)
                                        ----------------- ---------------- ----------------- ----------------   ----------------
Total distributions                                0.00              0.00             0.00             (4.74)             (0.03)
                                        ----------------- ---------------- ----------------- ----------------   ----------------
Net asset value, end of period            $       11.04      $      15.72     $      21.31      $      25.00       $      15.36
                                        ================= ================ ================= ================   ================
Total Return                                     (29.77)%          (26.23)%         (14.76)%           94.61%              2.09%

Ratios and Supplemental Data
Net assets, end of period (000)           $       5,975      $     10,293     $     18,966      $     15,960       $     10,385
Ratio of expenses to average net assets            2.28%             2.37%            2.25%             2.10%              2.32%
Ratio of expenses to average net assets
   before waiver & reimbursement                   2.28%             2.37%            2.28%             2.10%              2.32%
Ratio of net investment income to
   average net assets                             (2.23)%           (3.07)%          (2.30)%           (0.59)%            (0.13)%
Ratio of net investment income to
   average net assets before waiver &
reimbursement                                     (2.23)%           (3.07)%          (2.33)%           (5.90)%            (1.30)%
Portfolio turnover rate                           43.59%            26.17%           47.83%            32.89%             27.79%

(a) See note 1 of the Notes to the Financial Statements.


                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies that significantly affect the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Fund at (888) 387-2273 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act #811-21237




                        ACM Convertible Securities Fund
                       40 Lake Bellevue Drive, Suite 220
                           Bellevue, Washington 98005
                                 (888) 387-2273
                             www.acmmutualfunds.com